                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT


                                                               December 18, 1997


To the several persons named
  at the foot hereof

Ladies and Gentlemen:

          As set forth below, this letter (i) provides for the registration rights of Euclid Partners IV, L.P., Perseus Capital, LLC, Catalyst Investments (Belgium) N.V., John Sculley, Sculley Brothers LLC, Eugene A. Tomei and Frederick W. Benjamin and Ruth Lohr-Benjamin (herein sometimes referred to collectively as the "Investors") and (ii) provides to certain other persons named at the foot hereof substantially all of the registration rights they previously had been granted in Section 6 of a Shareholders' Agreement dated as of June 13, 1997, as amended, by and between IntraLinks Inc., a Delaware corporation (the "Company"), and such persons (referred to herein as the "Original Stockholders"), which agreement is to be amended and restated to remove such rights so that, for clarity of reference, they may be provided for herein.

          The ownership interests of the capital stock of the Company for each of the several persons named at the foot hereof is as set forth in the attached Exhibit A. In consideration of the agreement of such persons to accept the provisions set forth herein, and in order (i) to induce the Investors to enter into an agreement dated as of the date hereof with the Company with respect to the acquisition concurrently herewith of Series B Preferred Stock, $.01 par value, of the Company ("Series B Preferred Stock"), and (ii) to induce the Original Stockholders to enter into the amended and restated shareholders' agreement referred to above (the "Amended and Restated Shareholders' Agreement"), the Company hereby covenants and agrees with each of you and with each subsequent holder of Restricted Stock (as such term is defined herein) as follows:

          1.   Certain Definitions.  As used herein, the following terms shall
               -------------------
have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
     other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock of the Company, $.01 par
           ------------
     value, as constituted as of the date of this Agreement, subject to adjustment pursuant to the provisions of Section 9 hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934 or any
           ------------
     similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Registration Expenses" shall mean the expenses so described in
           ---------------------
     Section 8 hereof.

          "Restricted Stock" shall mean any shares of capital stock (including
           ----------------
     any options) of the Company, the certificates for which are required to bear the legend set forth in the Amended and Restated Shareholders' Agreement.

          "Securities Act" shall mean the Securities Act of 1933 or any similar
           --------------
     federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 8
           ----------------
     hereof.

          2.  Required Registration.
              ---------------------

         (a) At any time on or after the first anniversary of an initial public offering of the Company, the Investors may request the Company to register under the Securities Act all or any pro rata portion of the Restricted Stock held by the Investors for sale in the manner specified in such notice; provided,
                                                               --------
however, that the only securities which the Company shall be required to
-------
register pursuant hereto shall be shares of Common Stock.

          (b) Promptly following receipt of any notice under this Section 2(a), the Company shall immediately notify all holders of Restricted Stock and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from the Investors, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders of Restricted Stock within 20 days after their receipt of such notice from the Company); provided, however,
                                                           --------  -------
that if the proposed method of disposition specified by the Investors shall be an underwritten public offering, the number of shares of Restricted Stock to be included in such an offering will be reduced, pro rata (i) first among the
                                              --------
Original Stockholders and (ii) then, and only if Restricted Stock of Original Stockholders is no longer to be included in such offering, among the Investors, based on the number of shares of Restricted Stock so requested to be registered, if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock to be sold. If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the Investors, which approval shall not be unreasonably withheld. The Company shall be obligated to register Restricted Stock pursuant to this Section 2 on one occasion only.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Investor Restricted Stock to be sold. Except as provided in this paragraph (c), the Company will not effect any other registration of its Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

          3.   Form S-3 Registration.
               ---------------------

          (a) At the time that the Company is qualified to use a Form S-3 for registration for shares of its own stock or for shares of its stockholders and if the Company shall receive from any holder or holders of Restricted Stock a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to Restricted Stock owned by such holder or holders, the Company will:

          (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Restricted Stock; and

          (ii) as soon as practicable, effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other government requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Restricted Stock as are specified in such request, together with all or such portion of the Restricted Stock of any holder or holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company, provided that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Agreement
     (A) more than once in any 270-day period, or (B) if the Company is not entitled to use Form S-3 for registration for shares of its own stock or for shares of its stockholders. Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock so requested to be registered as soon as practicable after receipt of the request or requests of the holders of the Restricted Stock.

          (b) Registrations effected pursuant to this Section 3 shall not be counted as requests for registration effected pursuant to Section 2.

          (c) Anything to the contrary in this Section 3 notwithstanding, a registration shall not be effected pursuant to this Section 3 (i) for Restricted Stock with an aggregate market value of less than $1,500,000, or (ii) once the Restricted Stock otherwise may be sold to the public without restriction.

          4.   Incidental Registration.  If the Company at any time (other than
               -----------------------
pursuant to Sections 2 and 3 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered; provided that nothing herein shall prevent the Company from
               --------
abandoning or delaying such registration at any time. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 4 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders of
                                --- ----
Restricted Stock based upon the number of shares of Restricted Stock so requested to be registered) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein.

          Notwithstanding anything to the contrary contained in this Section 4, in the event that there is a firm commitment underwritten public offering of securities of the Company pursuant to a registration covering Restricted Stock and a holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock so registered pursuant to this Section 4 during the period of distribution of the Company's securities by such underwriters and the period of time in which the underwriting syndicate participates in the after market; provided, however, that
                                                         --------  -------
such holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 180th day after the effective date of such registration statement.

          5.  Registration Procedures and Expenses.  If and whenever the Company
              ------------------------------------
is required by the provisions of Sections 2, 3 and 4 hereof to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2 hereof, shall be on a form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and as comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

          (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (f) use its best efforts (if the offering is under-written) to furnish, at the request of any underwriter, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

          (g) during normal business hours and with reasonable notice, make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 2(c) hereof, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or six months after the effective date thereof.

          In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 2, 3 and 4 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided, however, that
                                                        --------  -------
such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, however,
                                                     --------  -------  -------
that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company and such managing underwriter.

          6.  Expenses.  All expenses incurred by the Company in complying with
              --------
Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and fees, but excluding any Selling Expenses and expenses of counsel for the sellers of Restricted Stock, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

          The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Sections 2, 3 and 4 hereof.

          7.  Indemnification.  In the event of a registration of any of the
              ---------------
Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

          In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 2, 3 or 4 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable
--------  -------
hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the
                                      --------  -------  -------
liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock covered by such registration statement.

          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 8. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in
                                  --------  -------
any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          If the indemnification provided for in the first two paragraphs of this Section 7 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Restricted Stock, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this Section 7. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the underwriters and the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all
                                              --- ----
of the sellers of such Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          The indemnification of underwriters provided for in this Section 7 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

          8.  Changes in Common Stock.  If, and as often as, there are any
              -----------------------
changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

          9.  Representations and Warranties of the Company.  The Company
              ---------------------------------------------
represents and warrants to you as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provis-ion of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

          10.  Rule 144 Reporting.  The Company agrees with you as follows:
               ------------------

          (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date it is first required to do so.

          (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

          (c) The Company shall furnish to such holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting require-ments, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

          11.  Miscellaneous.
               -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

          if to the Company, to it at 1372 Broadway, 12A, New York, New York 10018, Attn: Mark S. Adams, President;

          if to any of the persons named at the foot hereof, to him or it at his or its address listed in the Company's records;

          if to any subsequent holder of Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

     or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company).

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

          (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing signed by the Company and (i) the holders of not less than a majority in interest of the holders of Restricted Stock then outstanding and (ii) a majority in interest of the holders of Series B Preferred Stock; provided that any such amendment does not adversely effect the rights of any of the holders of Series B Preferred Stock.

          (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called "this Agreement") shall be a binding agreement between the Company and you.

                              Very truly yours,

                              INTRALINKS INC.



                              By____________________________
                                Name:
                                Title:


AGREED TO AND ACCEPTED
as of the date first
above written.


EUCLID PARTNERS IV, L.P.

By Euclid Associates IV, L.P.,
     General Partner



By____________________________
  General Partner


PERSEUS CAPITAL, LLC



By____________________________
  Name:
  Title:


CATALYST INVESTMENTS (BELGIUM) N.V.


By____________________________
  Name:
  Title:

______________________________
 Sarah Brown-Adams


WALKER BROWN-ADAMS TRUST



By____________________________
  Name:
  Title:



______________________________
 Duncan W. Brown



______________________________
 John M. Muldoon


KELLY JEAN MULDOON TRUST



By____________________________
  Name:
  Title:


RYAN JOHN MULDOON TRUST



By____________________________
  Name:
  Title:


ERIC JAMES MULDOON TRUST

By____________________________
  Name:
  Title:



______________________________
 Frederick Benjamin



______________________________
 Ruth Benjamin



______________________________
 Eugene A. Tomei



______________________________
 Arthur B. Sculley



______________________________
 David W. Sculley



______________________________
 John Sculley


SCULLEY FAMILY TRUST



By____________________________
  Name:
  Title:


SCULLEY BROTHERS LLC

By____________________________
  Name:
  Title:



______________________________
 Patrick J. Wack, Jr.



PATRICK J. WACK, JR. FAMILY TRUST



By____________________________
  Name:
  Title:



______________________________
 Cheryl Snyder



______________________________
 Robert Lerner


INCLUSIVE VENTURES LLC



By____________________________
  Name:
  Title:


GREENWICH VENTURES LP

By____________________________
  Name:
  Title:


VANTAGE VENTURES CV



By____________________________
  Name:
  Title:


LANDWELL FINANCIAL SERVICES, INC.



By____________________________
  Name:
  Title:



______________________________
 Isabel M. Espina

                                                                       Exhibit A

                       Capitalization of IntraLinks Inc.
                       --------------------------------

I.   Original Stockholders
     ---------------------


                                                  No. of Shares        No. of
                               No. of Shares       of Series A        Options/
Name/Type                     of Common Stock    Preferred Stock      Warrants
---------                     ---------------    ---------------      --------
Management Shareholders
-----------------------

Sarah Brown-Adams                  293,350                0                0
Walker Brown-Adams
  Trust                             14,650                0                0
John M. Muldoon                    293,000                0                0
Kelly Jean Muldoon
  Trust                              5,000                0                0
Ryan John Muldoon Trust              5,000                0                0
Eric James Muldoon
  Trust                              5,000                0                0
Arthur B. Sculley                  190,097           45,000                0
Patrick J. Wack, Jr.               150,000                0                0
Patrick J. Wack, Jr.
  Family Trust                       5,250           15,000                0

Non-Management Shareholders
---------------------------

Cheryl Snyder                       84,500                0                0
Robert Lerner                            0           15,000            2,250
Inclusive Ventures, LLC                  0           22,500                0
Greenwich Ventures L.P.                  0           55,916                0
Vantage Ventures CV                      0           19,084                0
Landwell Financial
  Services, Inc.                    30,000                0           15,000
Duncan W. Brown                     31,500           60,000            2,250
Frederick and Ruth
Benjamin                                 0           30,000                0
Eugene A. Tomei                          0           30,000                0
David W. Sculley                         0           45,000                0
John Sculley                             0           45,000           62,500
Sculley Family Trust                14,650                0                0
Sculley Brothers LLC                50,000                0                0
Isabel M. Espina                     3,003                0                0
                                 ---------          -------           ------

         TOTAL:             1,175,000             382,500             82,000

In addition, as a result of the conversion of certain promissory notes issued by the Company, each of Duncan W. Brown, Robert Lerner and John Sculley own 7,692, 7,692 and 76,923 shares, respectively, of Series B Preferred Stock (total = 92,307 shares), and 1,923, 1,923 and 19,231 warrants, respectively (total = 23,076 warrants).

II.  Investors
     ---------

                                                          No. of Shares of
                                          No. of              Series B
Investor                                 Warrants         Preferred Stock
--------                                 --------         ---------------
---------------------------------------------------------------------------
Euclid Partners IV, L.P.                  76,923              307,692
Perseus Capital, LLC                      57,692              230,770
Catalyst Investment (Belgium)             19,231               76,923
 N.V.
John Sculley                               7,692               30,769
Sculley Brothers LLC                       5,769               23,077
Eugene A. Tomei                            1,538                6,154
Frederick A. Benjamin and
Ruth Lohr-Benjamin                           384                1,538
                                         -------              -------
    Total                                169,229              676,923
                                         =======              =======